Q3 Earnings Call Feb 14, 2017 DALLAS, TEXAS, USA QTCQX: MOMT | http://Investors.MoneyOnMobile.in

This presentation and comments made by management may contain forward-looking statements that involve a number of risks and uncertainties associated with our business. The factors that could cause our actual results of operations to differ materially from any forward-looking statements by our management are detailed in our most recently filed Form 10-K or 10-Q’s as applicable. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events. Safe Harbor Provision MoneyOnMobile Q3 2017 Earnings Call · February 14, 2017 · http://investors.moneyonmobile.in 2

Business Update Business Highlights Operational Overview Operating Environment Money On Mobile Q3 2017 Earnings Call · February 14, 2017 · http://investors.moneyonmobile.in 3

Agent Assisted Transactions Consumer Needs to pay a bill or remit money across the country Agent Uses MoneyOnMobile to perform financial transactions ₹ CASH MoneyOnMobile Q3 2017 Earnings Call · February 14, 2017 · http://investors.moneyonmobile.in 4 4

Results To Date LARGEST AGENT NETWORK SERVED TO DATE WIDE RANGE OF TRANSACTIONS ₹ 5

Overnight, the Indian Prime Minister killed 86% of the nation’s currency. DEMONETIZATION Old Notes New Notes MoneyOnMobile Q3 2017 Earnings Call · February 14, 2017 · http://investors.moneyonmobile.in 6

Long bank lines & Cash shortage RESULT 7

Our Services In Action New MOM ATM: Cash Out Service 8

Our Services In Action New MOM ATM: POS Service 9

Our Services In Action New MOM ATM: Features Cash out, like an ATM In-store purchases ATM with no machines Cash comes from merchants till MoneyOnMobile Q3 2017 Earnings Call · February 14, 2017 · http://investors.moneyonmobile.in 10

James McKelvey on MOM ATM MOM Director & Co-Founder of Square, one of the fastest growing technology companies in the US 11

Management Team



Ranjeet Oak
Founder & President · India

Alumni of IIM Lucknow with over 20 years of experience out of which 7 years in the payment space



Harold Montgomery
CEO · USA

Stanford University MBA, 1985
Started in Payments in 1987



Vimal Dhar
Strategic Relationships · India

12 years of experience in the payment space with Easy Bill & FinoPaytech



Will Dawson
EVP Mobile Money · USA

COO, MasterCard Mobile Money JV
Launched Mobile Money in Egypt & Turkey



Shailesh Narang
CFO · India

Qualified Chartered Accountant since Nov 1984 with 37th rank in All India CA Exams



Scott Arey
CFO · USA

Stanford University BA, 1984
10 years Bank of America Group CFO



Jolly Mathur
Founder & Director · India

25 years of experience building businesses including Value Added Services in the Telecom Sector



Jim McKelvey
Director · USA

Co-Founder of Square, one of the fastest growing technology companies in the US



Rajat Sharma
Founder & Director · India

18 years of experience in the fields of Telecom and IT. Launched Motorola's wireless products in India

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MoneyOnMobile Q3 2017 Earnings Call · February 14, 2017 · http://investors.moneyonmobile.in

Financial Overview Processing Volume Trend Selected Financial Overview Revenue Trend Margin Trend Money On Mobile Q3 2017 Earnings Call · February 14, 2017 · http://investors.moneyonmobile.in 113

Q3 2017 Q3 2016 Net Revenue $ 0.97 $ 1.61 Total Cost of Revenues 0.39 0.72 Gross Profit 0.58 0.89 Gross Profit Margin 59.4% 55.4% Q3 FY 2017 Financial Performance As Reported Currency Neutral -40% -37% -45% -43% -35% -33% 3.9 ppts 3.9 ppts Amounts shown in US$ millions (unaudited) MoneyOnMobile Q3 2017 Earnings Call · February 14, 2017 · http://investors.moneyonmobile.in 14

Processing Volume Trend Quarterly Processing Volumes in US$ (unaudited) 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 50 300 250 200 150 100 0 $67 $108 $154 $216 $276 $224 $140 $109 M il lion s 50% decline in Q3 ‘17 processing volume over Q3 ‘16 Team focused on Margin MoneyOnMobile Q3 2017 Earnings Call · February 14, 2017 · http://investors.moneyonmobile.in 15

Revenue Trend Quarterly Revenues in US$ (unaudited) 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 2.5 2.0 1.5 1.0 0.5 0 $1.7 $1.3 $1.4 $1.6 $2.0 $1.4 $1.1 $1.0 M il lion s 40% decline in Q3 ‘17 Revenue over Q3 ‘16 MoneyOnMobile Q3 2017 Earnings Call · February 14, 2017 · http://investors.moneyonmobile.in 16

Margin Trend Quarterly Gross Margin in US$ (unaudited) 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 75% 60% 45% 30% 15% 0% Q3 ’17 Gross Margin was 59% (up 3.9 ppts) over Q3 ‘16 41% 41% 47% 55% 41% 53% 54% 59% MoneyOnMobile Q3 2017 Earnings Call · February 14, 2017 · http://investors.moneyonmobile.in 17

Looking Ahead Upcoming Changes Q4 2017 Thoughts MoneyOnMobile Q3 2017 Earnings Call · February 14, 2017 · http://investors.moneyonmobile.in 18

Growth Since Cash Re-Entered Processing Volume in INR 119% Growth MoneyOnMobile Q3 2017 Earnings Call · February 14, 2017 · http://investors.moneyonmobile.in 19

MOM ATM Enabled Retailers Dec 3, 2016 – Jan 23, 2017 MoneyOnMobile Q3 2017 Earnings Call · February 14, 2017 · http://investors.moneyonmobile.in 20

Potential for MOM ATM MoneyOnMobile Q3 2017 Earnings Call · February 14, 2017 · http://investors.moneyonmobile.in 21

Q3 Earnings Call Feb 14, 2017 DALLAS, TEXAS, USA QTCQX: MOMT | http://Investors.MoneyOnMobile.in